UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2017

BOSTON PROPERTIES, INC.

BOSTON PROPERTIES LIMITED PARTNERSHIP

(Exact Name of Registrants As Specified in its Charter)

Boston Properties, Inc.	Delaware	1-13087	04-2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Boston Properties Limited Partnership	Delaware	0-50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199

(Address of Principal Executive Offices) (Zip Code)

(617) 236-3300

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Boston Properties, Inc. (the “Company”), the sole general partner of Boston Properties Limited Partnership, held its 2017 annual meeting of stockholders (the “2017 Annual Meeting”) on May 23, 2017. At the 2017 Annual Meeting, the stockholders of the Company were asked to (1) elect Bruce W. Duncan, Karen E. Dykstra, Carol B. Einiger, Dr. Jacob A. Frenkel, Joel I. Klein, Douglas T. Linde, Matthew J. Lustig, Alan J. Patricof, Owen D. Thomas, Martin Turchin and David A. Twardock to the Company’s Board of Directors, (2) cast a non-binding, advisory vote on named executive officer compensation, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K, (3) cast a non-binding, advisory vote on the frequency of holding the advisory vote on named executive officer compensation and (4) ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

At the 2017 Annual Meeting, the stockholders elected all eleven director nominees, approved the advisory resolution on the compensation of the Company’s named executive officers, approved a frequency of every year for the advisory vote on the compensation of the Company’s named executive officers and ratified the appointment of PWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The Company currently intends to hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of holding the advisory vote on named executive officer compensation.

The following is a statement of the number of votes cast for or against each matter or director nominee, as applicable, and with respect to the non-binding, advisory vote on the frequency of holding the advisory vote on named executive officer compensation, the number of votes cast for a frequency of every year, every two years and every three years. In addition, the following also sets forth the number of abstentions and broker non-votes with respect to each matter or director nominee, as applicable.

Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes

Bruce W. Duncan	136,786,394	1,955,063	76,176	3,408,120
Karen E. Dykstra	138,297,863	443,478	76,293	3,408,120
Carol B. Einiger	132,280,935	6,453,764	82,934	3,408,120
Dr. Jacob A. Frenkel	122,941,704	15,798,357	77,572	3,408,120
Joel I. Klein	134,673,807	4,067,220	76,606	3,408,120
Douglas T. Linde	133,490,453	5,249,385	77,794	3,408,120
Matthew J. Lustig	134,640,708	4,065,220	111,706	3,408,120
Alan J. Patricof	130,710,363	8,024,249	83,021	3,408,120
Owen D. Thomas	135,823,936	2,915,799	77,898	3,408,120
Martin Turchin	131,947,061	6,576,769	293,803	3,408,120
David A. Twardock	132,215,526	6,524,734	77,373	3,408,120

Proposal 2 - Non-binding, Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
128,319,606	10,196,127	301,900	3,408,120

Proposal 3 - Non-binding, Advisory Vote on the Frequency of Holding the Advisory Vote on Named Executive Officer Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
121,233,920	36,203	17,451,692	95,817	3,408,120

Proposal 4 - Ratification of Appointment of PWC

For	Against	Abstain	Broker Non-Votes
140,047,765	2,056,010	121,978	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

By:	/s/ Michael E. LaBelle
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP

By:	Boston Properties, Inc., its General Partner

By:	/s/ Michael E. LaBelle
Michael E. LaBelle
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 24, 2017